SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 13, 2007 (December 12, 2007)
Date of Report (Date of earliest event reported)
Energy Transfer Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue,
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On December 12, 2007, Energy Transfer Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Partnership sold 5,000,000 units representing limited partner interests in the Partnership (the “Units”) at a price of $48.81 per Unit ($46.8576 per Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 750,000 Units to cover over-allotments, if any, on the same terms as those Units sold by the Partnership. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-147990) of the Partnership, as supplemented by the Prospectus Supplement dated December 12, 2007 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on December 13, 2007. Closing of the sale of the Units is scheduled for December 18, 2007.
     The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.

Item 7.01	Regulation FD Disclosure.
     On December 12, 2007, the Partnership announced that it had priced the previously announced offering of 5,000,000 Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements. None.
     (b) Exhibits.

Exhibit Number	Description of the Exhibit
Exhibit 1.1	Underwriting Agreement, dated December 12, 2007 by and among the Partnership and the Underwriters.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibits 5.1 and 8.1)

Exhibit 99.1	Energy Transfer Partners, L.P. Press Release dated December 12, 2007.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: December 13, 2007	/s/ Brian J. Jennings
Brian J. Jennings
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of the Exhibit
Exhibit 1.1	Underwriting Agreement, dated December 12, 2007 by and among the Partnership and the Underwriters.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibits 5.1 and 8.1)

Exhibit 99.1	Energy Transfer Partners, L.P. Press Release dated December 12, 2007.